

MARATHON®
DIGITAL HOLDINGS

Securing and Supporting the Bitcoin Ecosystem

NASDAQ: MARA | MAR 2024

Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Disclaimer

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin, hash rate, or the difficulty rate will be on any specific date. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2023. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future.

Marathon – We Think Outside the Blocks

Our Business

- Converting electricity into economic value with the most efficient hardware available
- Developing new technologies to advance the Bitcoin mining network

Our Strategy

- **Vertically Integrated Technology**
- Software + hardware + infrastructure

- **Bitcoin Treasury**
- 16,930 BTC held (unrestricted February 2024)[1]

- **Diversified Operations**
- 28.7 EH/s energized combined at 11 sites across three continents.[2]

- **Sustainably Powered**
- 100% carbon neutral in 2023, 55% of energy from sustainable sources 4Q23[3]

Increasing Energized Hash Rate[3] 102% By 2025[4]



50
45
40
35
30
25
20
15
10
5
0
Increased energized hash rate 253% YoY
+42%
+43%
2.1
7.0
3.9
11.5
4.1
17.7
4.0
19.1
0.5
24.7
35.0
50.0
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
2024
2025
Energized Hash Rate (EH/s)
Installed Not Yet Energized Hash Rate
Projected Energized Hash Rate

Definitions and Notes:

Energized hash rate is the amount of hash rate based on the manufacturers' specifications that could theoretically be generated if all miners that have been energized are currently in operation.

Approximately 55% of the electricity used to power our mining operations was generated by sustainable sources of energy (as of December 31, 2023).

Setting the Pace for the Bitcoin Mining Industry

ONE OF THE LARGEST & MOST LIQUID MINERS	EFFICIENTLY SCALING & EXPANDING OPERATIONS	PROACTIVELY MANAGING LIQUIDITY
TICKER NASDAQ: MARA	HASH RATE 28.7 EH/s — Energized (as of 2/29/24)[5] ~50 EH/s — BY YE 2025[6]	UNRESTRICTED CASH & CASH EQUIVALENTS $425.6M AS OF 2/29/24[7]
CLOSING SHARE PRICE $25.90 AS OF 2/29/24[8]	FLEET EFFICIENCY 24.5 J/TH AS OF 2/29/24[9]	UNRESTRICTED BTC 16,930 BTC (c.$1.0B) AS OF 2/29/24[10]
MARKET CAP & VOLUME $6.3B — AS OF 2/29/24[11] 80.9M — AVG. 30-DAY VOLUME (2/29/24)[12]	AVG. DAILY BTC PRODUCED 28.7 BTC — February 2024[13] 32 BTC — 2024 YTD THROUGH 2/29/24[14]	TOTAL CASH + BTC TREASURY[1] $1.5B AS OF 2/29/23[15]

Definitions and Notes:

Total cash plus BTC treasury is the sum of unrestricted cash and cash equivalents and unrestricted BTC. Due to rounding, the figures may not add up exactly.

Increasing Hash Rate, BTC Production, Efficiency, and Market Share



Operational Hash Rate (EH/s)16
Q4 2022: 7.0
Q1 2023: 11.5
Q2 2023: 17.7
Q3 2023: 19.1
Q4 2023: 24.7
+29%



Bitcoin Mined17
Q4 2022: ₿1,562
Q1 2023: ₿2,195
Q2 2023: ₿2,926
Q3 2023: ₿3,490
Q4 2023: ₿4,242
+22%



Average Fleet Efficiency (J/TH)18
Q4 2022: 30.9
Q1 2023: 29.9
Q2 2023: 27.3
Q3 2023: 25.8
Q4 2023: 24.5
-5%



Share of Bitcoin Miner Rewards19
Q4 2022: 1.8%
Q1 2023: 2.5%
Q2 2023: 3.3%
Q3 2023: 4.0%
Q4 2023: 4.4%
+40 bps

Definitions and Notes:

Share of bitcoin miner rewards defined as Marathon's mining rewards in the period divided by total network rewards available in the period.

Proactive Treasury Management: Building Cash and Bitcoin Reserves While Paying Down Debt

TOTAL SHORT-TERM LIQUIDITY: $1.5 BILLION[20]



Unrestricted Bitcoin Holdings
Unrestricted Cash & Cash Equivalents
$1,600M
$1,400M
$1,200M
$1,000M
$800M
$600M
$400M
$200M
$0M
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24

TOTAL LONG-TERM DEBT: $325.7 MILLION[21]



Short-Term Debt
Long-Term Debt
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
Reduced Long-Term Debt 58% YoY
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Definitions and Notes:

Short-term liquidity is the sum of unrestricted cash and cash equivalents and unrestricted bitcoin holdings.

Long-term debt only reflects notes payable. As of December 31, 2023, the Company had $0.0 in short-term debt obligations (excluding accounts payables).

Vertically Integrated Tech Stack Improves Operational Efficiency and Enhances Economic Moat

Mining Technology Stack

SOFTWARE

MARAPOOL

- Self-owned & operated mining pool
- Reduces latency & increases transparency

FIRMWARE

Custom Controller Boards

- Proprietary firmware optimizes our miners' performance
- Better curtailment times & improved temperature control & voltage protection

HARDWARE

ASICs

- Investing in the most advanced ASICs
- Believed to be one of the most energy efficient mining fleets (24.5 J/TH)

INFRASTRUCTURE

Immersion Cooling

- Reduces maintenance of miners & overcomes challenging climates
- Designing next-gen cooling systems

A Diversified, Portfolio Approach to Bitcoin Mining

Each Bitcoin mining deployment comes with its own set of constraints, and each requires a curated approach. We adapt accordingly. Over time, we have used different strategies and structures to build a portfolio of Bitcoin mining operations that is designed to diversify risk across our organization.

Self-Hosting / Vertically Integrated / Joint Ventures

- Optimizes for bespoke design
- Optimizes for lowest operating cost
- Optimizes for optionality of scaling as needed

Third-Party Hosting

- Optimizes for rapid deployment
- Optimizes for capex – shifts burden and risk to hosting provider, maximizes capex available to invest in mining rigs
- Optimizes for optionality – ability to move at end of term w/o abandoning infrastructure investment

Marathon's Portfolio Approach To Bitcoin Mining Assets

Applying Portfolio Theory To Bitcoin Mining Assets		Key Advantages
Third-Party Hosted	→	Rapid deployment; outperforms in bull cycles
Self-Hosted	→	Lower operating cost and greater control; outperforms in bear cycles
Bitcoin Reserves	→	Hedge against currency risk and inflation; historical strong performance as an asset
Cash	→	Short-term "dry powder"; provides liquidity to take advantage of attractive opportunities
Non-Mining Revenue	→	Potential to monetize proprietary technology in non-Bitcoin mining sectors

Building the Bitcoin Mining Portfolio – The Acquisition of Marathon's First Fully Owned and Operated Sites

Granbury, TX





Kearney, NB

Garden City, TX



MARA Acquired Two Hosting Sites From Generate Capital[22,23,24]

Transaction	• Acquired two data centers with a total of 390 MW in power capacity • At the time of the transaction, Marathon represented 64 MW (2.2 EH/s) or 16% of the total • Potential to add another 310 MW
Financial Highlights	• Power cost expected to be ~$0.04/KWh with optimization and demand response • Immediately lowers direct cost per coin by over 30% • Filled vacant capacity of 82 MW with previously-announced miner orders • Remaining 244 MW under hosting contracts with attractive terms (profitable) • Approximately 120 MW out of 244MW to be available to MARA in 2024
Key Terms	• Cash consideration $178.6M or approximately $458,000 per MW, was paid at closing • Cash was paid from the balance sheet, no additional debt or equity issuance required • Transaction closed on January 12, 2024 • Assumed full operational control in March 2024

MARA to Acquire 200 MW, Wind-Powered Site From Applied Digital[25]

Transaction	• Entered definitive agreement to acquire one data center with a total of 200 MW in power capacity • Marathon is currently the only tenant and utilizes 100 MW (4.5 EH/s) or 50% of the total • Potential to add another 100 MW, 30 MW readily available; 68 MW subject to regulatory approvals • The site is adjacent to a wind farm and predominantly powered by renewable energy
Financial Highlights	• Expected to reduce cost per bitcoin of Marathon's current operations at the site by approximately 20%
Key Terms	• Cash consideration $87.3M or approximately $437,000 per MW • Cash will be paid from the balance sheet, no additional debt or equity issuance required • Transaction expected to close in Q2 2024, subject to customary closing conditions

Acquisitions Boost Potential Megawatt Capacity 80%, Creates Path to 50 EH/s[26]

Strategic Benefits

- Cements path to 50 EH/s over next 18-24 months
- Boosts potential power capacity 80% to 1.1 GW
- Increases site ownership from 4% to 54%

Financial Impact

- Boosts baseline 2024 revenue by over 50%
- Increases gross margin
- Significantly accretive

Significantly Increasing Our Power Capacity and Ownership

12/31/23 CAPACITY (MW) BY LOCATION[27]

Total: 619 MW
Owned: 4%



Abu Dhabi 4%
Granbury, TX 8%
Garden City, TX 17%
Kearney, NE 2%
McCamey, TX 34%
Ellendale, ND 27%
Jamestown, ND 6%
Other 2%

PRO FORMA CAPACITY (MW) BY LOCATION[28]*

Total: 1,116 MW
Owned: 54%



Int'l JVs 7%
Granbury, TX 27%
Garden City, TX 18%
Kearney, NE 9%
McCamey, TX 19%
Ellendale, ND 15%
Jamestown, ND 3%
Other 2%

*Expected nameplate megawatt capacity following the closing of recent transactions and expansion opportunities. Data reflects the Company's February Bitcoin Production Mining Operation Update.

Distributed Operations: 11 Sites on Three Continents[29]

1.1 GW of Total Mining Capacity Following Close of Acquisitions and Anticipated Expansion



E
B
K
F
I
J
C
D
A
G
H

Diversified Portfolio

11 Bitcoin mining sites across multiple states & countries

Collaborative Efforts

Partnerships with multiple hosting providers

Working with renewable energy companies

Resulting Strengths:

Broadened mining expertise

Adaptable business model

A — McCamey, TX
- Co-Located on a Wind Farm
- 200MW

B — Ellendale, ND
- Grid
- 180MW

C — Garden City, TX
- Co-Located on a Wind Farm
- 100MW

D — Granbury, TX
- Grid
- 100MW

E — Jamestown, ND
- Grid
- 33MW

F — Kearney, NE
- Grid
- 100MW

G — Abu Dhabi, UAE
- 64MW Online
- 250MW Total

H — Hernandias, Paraguay
- Co-Located at Itaipu hydroelectric dam
- 27MW

I — Hopedale, OH

J — Murray, KY

K — Layton, UT

Financially Attractive Transaction[30]

- **Significant Revenue Boost:** Acquisitions are expected to add an additional $230 million to 2024 revenues
- **Additional Financial Contribution:** significant contribution through power optimization and curtailment
- **Increased Ownership:** Recent transactions increased owned facilities from 4% to 54% and increased potential power capacity by 80% to 1.1 GW from 619 MW
- **Lower Costs:** More ownership improves cost per coin, increases control/efficiency, and expands our ability to optimize with MARA's proprietary technology

Boosts 2024 Revenue Outlook By Over 50%



$389 M
$600+ M
2024 Base*
Acquisition of 2 Generate Sites: Non-Hosting Revenue
Acquisition of 2 Generate Sites: Hosting Revenue
Acquisition of 2 Generate Sites: Demand Response**
Acquisition of 1 APLD Site: Additional Revenue
Pro Forma

Expected Financial Impact

*Base 2024 reflects the status before our two latest acquisitions, using the November 2023 reported energized hash rate of 23.7 EH/s, with a 90% average uptime, an average hashprice of $0.05/TH/day, and an average hosting cost of $0.065 per kWh.

**Demand response included in expected financial impact on a pro forma basis. For financial reporting purposes, demand response revenues will be reflected as a separate line item in the consolidated statement of operations.

Strategic Differentiators:

Generating New Revenue Streams via Energy Harvesting and Technology Solutions

Reduce Input Costs, Diversify Revenue Streams, and Improve Environmental Sustainability with Energy Harvesting Technologies

Opportunities Include:

Waste Heat Recovery

The heat by-product from our operations can be repurposed for diverse activities, such as warming greenhouses and buildings.[31]

Stranded Biogas

Agriculture (food, livestock, etc.) produces methane, most of which is not captured, so processors often flare methane instead of harnessing it since they lack an on-site consumer.[32]

Stranded Natural Gas

Oil and gas well operators often flare natural gas since it may be more economical than selling or storing it, and for regulatory requirements.[33]

Stranded Landfill Gas

Some landfills resort to venting or flaring methane since traditional waste-to-energy solutions (pipeline distribution or grid sales) are often infeasible.[34]

Potentially Providing:

- Near-Zero Cost Power
- New Revenue Streams
- Attractive Rate of Return
- Improved Access to Power
- Greenhouse Gas Mitigation
- Support for Developing New Renewable Energy Sources

Leveraging Our Technology Team to Launch New Tools and Services For Those Building the Future of Bitcoin

Marathon Slipstream[35]

- Launched in February 2024
- Platform enables users to submit large or non-standard transactions directly to Marathon for mining
- Made possible by Marathon's scale, self-owned and operated mining pool, and technological expertise
- Potential to earn direct revenue through higher transaction fees

Anduro Bitcoin Layer 2 Network[36]

- Launched in February 2024
- Multichain Bitcoin layer-two network designed to expand Bitcoin's functionality
- Incubated by Marathon, but will be community-led and community-driven
- Opportunity to earn bitcoin-denominated revenue from transactions processed on Anduro's sidechain ecosystem

Experienced Management Team



Fred Thiel

CHAIRMAN & CEO

- Chairman and CEO since April 2021
- Proven public company tech entrepreneur, built many successful businesses
- Known for creating value through innovation
- Bitcoin industry thought leader
- Extensive private equity and venture capital experience



Salman Khan

CHIEF FINANCIAL OFFICER

- Chief Financial Officer since June 2023
- 25 years in public companies and Big Four accounting/consulting
- High-tech, renewable energy, oil and gas industries
- Finance, M&A, controllership, operations, IR, startups, scale up and exit
- MBA from University of Michigan, Certified Accountant (UK)



Jim Crawford

CHIEF OPERATING OFFICER

- Chief Operating Officer since March 2013
- Entrepreneurial, operations and IP
- Scaling up and optimization of operations
- 20 Years experience in publicly traded companies
- MBA from Washington State, and patent holder



Adam Swick

CHIEF GROWTH OFFICER

- Chief Growth Officer since March 2023; at MARA since 2021
- Prior Director of Strategic Finance at Kraken Digital Asset Exchange
- Previously early-stage venture capitalist
- Founded Swick Capital in 2018
- Former strategy consultant at BCG
- MBA from Northwestern's Kellogg, BS from UPenn's Wharton



Ashu Swami

CHIEF TECHNOLOGY OFFICER

- Chief Technology Officer since December 2021
- Extensive Bitcoin mining hardware and software experience
- Portfolio manager, high-frequency trading at Morgan Stanley
- MBA from Duke University, BTech CSE from IIT Bombay

Appendix

Quarterly Financials: Q4 2022 to Q4 2023

BTC Production[37]



₿1,562
₿2,195
₿2,926
₿3,490
₿4,242
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Revenue[38]



$28.4M
$51.1M
$81.8M
$97.8M
$156.8M
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Adjusted EBITDA (non-GAAP)[39]



-$374.0M
$144.6M
$35.8M
-$20.8M
$260.4M
Q1 2023 to Q4 2023 adjusted EBITDA reflects the adoption of new FASB fair value accounting rules.
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

SUMMARY BALANCE SHEET[40]

$MILLIONS	DEC 31, 2023	SEP 30, 2023
Cash & Cash Equivalents	$357.3	$101.2
Digital Assets	639.7	286.8
Other Receivables	2.1	1.2
Deposits	7.2	7.1
Prepaid Expenses and Other Current Assets	23.5	36.3
Total Current Assets	1,029.8	432.6
Total Long-Term Assets	961.2	951.1
Total Assets	1,991.0	1,383.8
Accounts Payable	$11.3	$15.2
Total Current Liabilities	33.8	38.2
Total Long-Term Liabilities	341.3	325.7
Total Stockholders' Equity	1,615.9	1,020.0
Total Liabilities and Equity	1,991.0	1,383.8

Annual Financials: YE 2022 to YE 2023

BTC Production[41]



₿4,144
₿12,852
2022
2023

Revenue[42]



$117.8M
$387.5M
2022
2023

Adjusted EBITDA (non-GAAP)[43]



$419.9M
-$543.4M
Primarily due to new FASB fair value rules, higher bitcoin production, gain from debt extinguishment, and higher average price of bitcoin mined resulting in $213.6 million gains on digital assets.
2022
2023

SUMMARY BALANCE SHEET[44]

$MILLIONS	DEC 31, 2023	DEC 31, 2022
Cash & Cash Equivalents	$357.3	$103.7
Restricted Cash	0.0	8.8
Digital Assets	639.7	121.8
Other Receivables	2.1	18.0
Deposits	7.2	2.4
Prepaid Expenses and Other Current Assets	23.5	40.8
Total Current Assets	1,029.8	277.5
Total Long-Term Assets	961.2	917.7
Total Assets	1,991.0	1,195.2
Accounts Payable	$11.3	$1.3
Total Current Liabilities	33.8	26.1
Total Long-Term Liabilities	341.3	783.2
Total Stockholders' Equity	1,615.9	385.9
Total Liabilities and Equity	1,991.0	1,195.2

Our Fleet Across the World[45]

Total Sites	Total Megawatts	Total Operational Miners	Energized Hash Rate	Fleet Efficiency
11	730 MW	230,968	28.7 EH/s	24.5 J/TH

Site Location	Powered Type	Cooling Method	Operational Miners	Energized Hash Rate
McCamey, TX	Wind, Grid	Air	68,240	7.7 EH/s
Ellendale, ND	Grid	Air	56,590	7.8 EH/s
Jamestown, ND	Grid	Air, Immersion	10,600	1.4 EH/s
Garden City, TX	Wind, Grid	Air, Immersion	34,200	4.5 EH/s
Abu Dhabi, UAE*	Grid	Immersion	8,500	1.2 EH/s
Granbury, TX	Wind, Grid	Air	36,450	4.2 EH/s
Hernandarias, Paraguay*	Hydro	Air	1,688	0.2 EH/s
Others**	Grid	Air	14,700	1.7 EH/s

As of February 29, 2024

The operational data presented herein should be considered as approximations exclusively intended for demonstrative purposes.

*Data only represents Marathon's share of the joint venture and not the total scope of operations.

**Includes site locations of Kearney, Nebraska, Hopedale, Ohio, Murray, Kentucky and Layton, Utah.

References

1. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
2. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm.
3. "FORM 10-K." Marathon Digital Holdings. Accessed March 14, 2024. https://tinyurl.com/5n7kbwa5.
4. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
5. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
6. "Marathon Digital Holdings Reports Fourth Quarter and Fiscal Year 2023 Results." Marathon Digital Holdings, February 28, 2024. https://tinyurl.com/yem95njp.
7. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
8. "Marathon Digital Holdings, Inc. (MARA) Stock Historical Prices & Data." Yahoo! Finance. Accessed March 19, 2024. https://tinyurl.com/52z56kyy.
9. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm.
10. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
11. Data acquired from FactSet.
12. Data acquired from FactSet.
13. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
14. Ibid.
15. Ibid.
16. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
17. Ibid.
18. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
19. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm. Note: Historical data sourced internally by Marathon.
20. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
21. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
22. "Marathon Digital Holdings Enters Definitive Agreement to Acquire Multiple Bitcoin Mining Sites for $179 Million." Marathon Digital Holdings, December 19, 2023. https://tinyurl.com/dkhx6d8v.
23. "Marathon Digital Holdings Announces the Closing of Its Acquisition of Bitcoin Mining Sites." Marathon Digital Holdings, January 16, 2024. https://tinyurl.com/5n77rmmr.
24. "Marathon Digital Holdings to Assume Full Operational Control of Its Recently Acquired Bitcoin Mining Sites." Marathon Digital Holdings, February 1, 2024. https://tinyurl.com/4j26c3kw.
25. "Marathon Digital Holdings Enters Definitive Agreement to Acquire 200-Megawatt Bitcoin Mining Data Center Adjacent to a Wind Farm." Marathon Digital Holdings, March 15, 2024. https://tinyurl.com/2b3meppe.
26. Data sourced internally by Marathon.
27. Data sourced internally by Marathon.
28. Data sourced internally by Marathon.
29. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm.
30. Data sourced internally by Marathon.
31. Thiel, Fred. Leveraging bitcoin mining to build a more sustainable future, December 21, 2023. https://tinyurl.com/5n8n5m2s.
32. "Food: Material-Specific Data." Environmental Protection Agency. Accessed January 18, 2024. http://tinyurl.com/45dbw5xs.
33. Thiel, Fred. Leveraging bitcoin mining to build a more sustainable future, December 21, 2023. https://tinyurl.com/5n8n5m2s.
34. Thiel, Fred. Leveraging bitcoin mining to build a more sustainable future, December 21, 2023. https://tinyurl.com/5n8n5m2s.
35. "Marathon Digital Holdings Launches Slipstream." Marathon Digital Holdings, February 22, 2024. https://tinyurl.com/5ccxkv33.
36. "Marathon Digital Holdings Introduces Anduro, a New Multi-Chain Bitcoin Layer-Two Network." Marathon Digital Holdings, February 28, 2024. https://rb.gy/9j8ilu.
37. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
38. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
39. Data sourced internally by Marathon.
40. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
41. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
42. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
43. Data sourced internally by Marathon.
44. "FORM 10-K." Marathon Digital Holdings. Accessed March 14, 2024. https://tinyurl.com/5n7kbwa5.
45. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm. Note: Historical data sourced internally by Marathon.



MARATHON DIGITAL HOLDINGS

Securing and Supporting the Bitcoin Ecosystem

NASDAQ: MARA | MAR 2024